PROSPECTUS

     Liquidity Plus Money Market Fund (the "Fund") is a diversified portfolio of St. Clair Funds, Inc. (the "Company"), an open-end management investment company.

      The Fund's investment objective is to provide current interest income consistent with liquidity and stability of principal. The Fund intends to achieve this objective by investing substantially all of its assets in a diversified portfolio of money market instruments with remaining maturities of 397 days or less.

      Munder Capital Management (the "Advisor") serves as investment advisor to the Fund.

      This Prospectus contains information that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. A Statement of Additional Information dated November 15, 1996, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. It may be obtained free of charge by calling the Fund at (800) 438-5789.

      SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

      Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuing basis.

       SECURITIES OFFERED BY THIS PROSPECTUS HAVE NOT BEEN APPROVED
        OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR
        ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
          UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             The date of this Prospectus is November 15, 1996

      Shares of the Fund ("Shares") are sold only to Comerica Bank, its affiliate and subsidiary banks, and certain other Institutional Investors ("Institutional Investors"). Shares may be purchased by Institutional Investors for investment of their own funds, or for funds of their customer accounts ("Customer Accounts") for which they serve in a fiduciary, agency, or custodian capacity. Shares are sold and redeemed without the imposition of a purchase or redemption charge by the Fund, although Institutional Investors that are record owners of Shares for their Customer Accounts may charge their Customers separate account fees. See "Purchase and Redemption of Shares."

                             Table of Contents
                                                          Page
The Fund

Expense Table                                                3
Investment Objective and Policies                            4
Portfolio Instruments and Practices                          4
Investment Limitations                                       9
Purchase and Redemption of Shares                           11
Dividends and Distributions                                 13
Net Asset Value                                             13
Management                                                  14
Taxes                                                       17
Description of Shares                                       18
Performance                                                 19
General Information                                         20

      No person has been authorized to give any information, or to make any representations not contained in this Prospectus, or in the Fund's Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                               EXPENSE TABLE

      The table below sets forth certain costs and expenses that an investor will incur either directly or indirectly. Shares of the Fund are sold without an initial or contingent deferred sales charge to Comerica Bank, its affiliate and subsidiary banks, and certain other Institutional Investors.
See "Purchase and Redemption of Shares."

Annual Operating Expenses
      (as a percentage of average net assets)

      Advisory Fees                             0.35%
      12b-1 Fees                                0.35%
      Other Expenses                            0.25%
      Total Fund Operating Expenses             0.95%

      The amount of "Other Expenses" in the table above is based on estimated expenses and projected assets for the current fiscal year. See "Management" in this Prospectus for a further description of the Fund's operating expenses. Any fees charged by institutions directly to customer accounts for services provided in connection with investments in shares of the Fund are in addition to the expenses shown in the above Expense Table and the Example shown below.

Example

      The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based on payment by the Fund of operating expenses at the levels set forth in the above table, and are also based on the following assumptions:

      An investor would pay the following expenses on a $1,000 investment, assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods:

            1 year            3 years

            $10               $30

      The foregoing Expense Table and Example are intended to assist investors in understanding the various costs and expenses that investors bear, either directly or indirectly.

      THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING
EXPENSES.  ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY
BE MORE OR LESS THAN THOSE SHOWN.

                     INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is to provide current interest income consistent with liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objective. Purchasing Shares of the Fund should not be considered a complete investment program, but an important segment of a well-diversified investment program.

      The Fund intends to achieve its stated objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments, including a broad range of government, bank, and commercial paper obligations. The securities held by the Fund will have remaining maturities of 397 days or less, although securities subject to repurchase agreements, variable and floating rate instruments and certain other securities may bear longer maturities. In addition, the Fund's average weighted portfolio maturity will not exceed 90 days. The Fund seeks to maintain a net asset value of $1.00 per Share although there is no assurance that it will be able to do so on a continuous basis.

      The following descriptions illustrate the types of instruments in which the Fund may invest.

                    PORTFOLIO INSTRUMENTS AND PRACTICES
                        AND ASSOCIATED RISK FACTORS

      U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the United States; other instruments, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.

      Bank Obligations. The Fund may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. See

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"Foreign  Securities" for a discussion of the risks  associated with investments in obligations of foreign banks and foreign branches of domestic banks. The Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by the Fund in the obligations of foreign banks and foreign branches of domestic banks will not exceed 25% of the Fund's total assets at the time of investment. Foreign bank obligations include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time
Deposits  ("ETDs"),   Canadian  Time  Deposits  ("CTDs"),  Schedule  Bs,  Yankee
Certificates of Deposit ("Yankee CDs") and Yankee Bankers' Acceptances ("Yankee BAs"). A discussion of these obligations appears in the Statement of Additional Information under "Additional Information on Portfolio Investments -- Non-Domestic Bank Obligations."

      Commercial Paper. Commercial paper (short-term promissory notes issued by corporations), including variable amount master demand notes, having short-term ratings at the time of purchase, must be rated by at least two nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") within the highest rating category assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparable quality pursuant to guidelines approved by the Company's Board of Directors. To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, the Fund's rating criteria, the Fund may require that the issuer's obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

      All obligations, including any underlying guarantees, must be deemed by the Advisor to present minimal credit risks, pursuant to guidelines approved by the Board of Directors. See the "Appendix" to the Statement of Additional Information for a description of applicable ratings.

      The Fund may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other Institutional Investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the
Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities.

      Repurchase Agreements. The Fund may purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in 397 days. The financial institutions with which the Fund may enter into repurchase agreements include member banks of the Federal Reserve system, any foreign bank or any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. The Advisor will continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

      Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

      Investment Company Securities. In connection with the management of daily cash positions, the Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. These limitations, among other matters, restrict investments in securities of other investment companies to no more than 10% of the value of the Fund's total assets, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations.

      Asset-Backed Securities. Subject to applicable maturity and credit criteria, the Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset- backed security's total return may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of premium paid.

      Stripped Securities. The Fund may purchase participation in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATS) and also may purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Certain types of stripped securities, such as interest only or principal only securities backed by fixed-rate mortgages will be considered illiquid investments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board of Directors.

      Variable and Floating Rate Instruments. The Fund may purchase variable and floating rate instruments which may have stated maturities in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the instrument at least once within such periods on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof) or are otherwise deemed to have shorter maturities in accordance with the current regulations of the Securities and Exchange Commission. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments purchasable by the Fund. The absence of an active secondary market, however, could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaulted or during periods that the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

      When-Issued Purchases and Forward Commitments. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Fund will establish a segregated account consisting of cash, U.S. Government securities or other high-grade debt obligations in an amount equal to the amount of its when-issued purchases and forward commitments. The Fund's when-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

      Foreign Securities. The Fund may invest in the U.S. dollar-denominated securities of foreign issuers such as foreign commercial paper and obligations of foreign banks. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and record keeping requirements.

      Illiquid Securities. The Fund will not invest more than 10% of the value of its net assets (determined at the time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with policies of the SEC. Subject to this limitation are repurchase agreements and time deposits which do not provide for payment within seven days, as well as Section 4(2) paper and Rule 144A securities that have not been determined to be liquid in accordance with procedures adopted by the Board of Directors.

      Portfolio Transactions. All orders for the purchase or sale of securities on behalf of the Fund are placed by the Advisor with broker/dealers or other institutions that the Advisor selects. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income.

                          INVESTMENT LIMITATIONS

      The Fund's investment objective and certain investment policies of the Fund may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any such material change. No assurance can be given that the Fund will achieve its investment objective. The Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a majority (as defined in the 1940 Act) of the outstanding Shares of the Fund. These investment restrictions are set forth below and in the Statement of Additional Information.

The Fund may not:

            1. Purchase securities (other than obligations of the U.S. Government, its agencies or instrumentalities) if more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. However, as an operating policy the Fund intends to adhere to this 5% limitation with regard to 100% of its portfolio to the extent required under applicable regulations under the 1940 Act.

            2. Purchase more than 10% of the outstanding voting securities of any issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation.

            3. Invest 25% or more of the Fund's total assets in one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances, and repurchase agreements secured by such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services -- for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

            4. Make loans, except that the Fund may purchase or hold certain debts instruments and enter into repurchase agreements, in accordance with its policies and limitations.

            5. Borrow money except for temporary purposes in amounts up to one-third of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

            6. Knowingly invest more than 10% of its total assets in illiquid securities including time deposits with maturities longer than seven days and repurchase agreements providing for settlement more than seven days after notice.


      The investment limitations are applied at the time the investment securities are purchased.

                     PURCHASE AND REDEMPTION OF SHARES

      Shares of the Fund are sold on a continuous basis by the Distributor, Funds Distributor, Inc. The Distributor is a registered broker/dealer with principal offices at 60 State Street, Boston, Massachusetts 02109.

Purchase of Shares

      Shares of the Fund are sold without an initial or contingent sales charge to Institutional Investors that have entered into agreements with the Company to provide shareholder services for Customer Accounts. All share purchases on behalf of a Customer Account are effected through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the institution involved. Institutional Investors (or their nominees) will normally be the holders of record of Fund shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund will be governed by the Customers' account agreements with the institution. Investors wishing to purchase shares of the Fund should contact their account representatives.

      Provided their procedures are compatible with the purchase and redemption operations of the Fund, Institutional Investors may purchase Fund Shares on behalf of their Customers through automatic "sweeping" and other programs established by the Institutional Investors, whereby amounts in excess of minimum balances maintained in their Customer Accounts are invested in Fund Shares. There is no minimum for initial or subsequent investments.

      Shares of the Fund are sold at net asset value per share next determined on that day after receipt of a purchase order. Purchase orders by an institution for shares in the Fund must be received, together with payment, by the Distributor or Transfer Agent by 12:00 noon (Eastern time) on any business day. A purchase order received by the Distributor or by the Transfer Agent after such time will not be accepted; notice thereof will be given to the institution placing the order, and any funds received will be returned promptly to the sending institution.

      It is the responsibility of the institution to transmit orders for purchases by their customers and to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with the institution. In addition, an institution may receive fees from the Funds with respect to the investments of its customers as described below under "Management." Payments for Shares of the Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information see "In- Kind Purchases" in the Statement of Additional Information.

      Purchases may be effected on days the New York Stock Exchange is open for business. The Fund reserves the right to reject any purchase order. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

Redemption of Shares

      Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at the institution. The Company intends to pay cash for all Shares redeemed, but in unusual circumstances may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur transaction costs in converting such securities to cash.

      Share balances may be redeemed pursuant to arrangements between institutions and investors. It is the responsibility of an institution to transmit redemption orders to the Transfer Agent and to credit its Customer Accounts with the redemption proceeds on a timely basis. If a redemption order for shares of the Fund is received by the Transfer Agent before 12:00 noon Eastern time on a business day, payment is normally wired on the same business day; if a redemption order is received by the Transfer Agent between 12:00 noon Eastern time and 4:00 p.m. Eastern time on a business day, payment is normally wired on the next business day. The Company reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the Advisor, an earlier payment could adversely affect a Fund.

      Neither the Fund, the Company, the Distributor nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone redemptions effected upon instructions believed by them to be genuine. Accordingly, the Institutional Investor will bear the risk of loss. The Fund will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable.

      Currently, the Company does not accept purchase and redemption orders on days the New York Stock Exchange is closed. The New York Stock Exchange is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans' Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

                        DIVIDENDS AND DISTRIBUTIONS

      The net investment income of the Fund is declared daily as a dividend to its shareholders. Capital gains distributions, if any, will be made at least annually. Shareholders of the Fund whose purchase orders are received and executed by 12:00 noon (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12:00 noon (Eastern time) will not receive dividends for that day, while shareholders whose redemption orders are received after 12:00 noon (Eastern time) will receive that day's dividends. See "Purchase and Redemption of Shares." Dividends are distributable monthly in the form of additional Shares of the Fund, or, if specifically requested (in writing) by the shareholder from the Fund's Transfer Agent prior to the distribution date, in cash. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes his account with the Fund.

                              NET ASSET VALUE

      The net asset value per share of the Fund for the purpose of pricing purchase and redemption orders is determined as of 12:00 noon (Eastern time) and as of the close of regular trading on the New York Stock Exchange on each day the Company's Shares are available for purchase and redemption. In seeking to maintain a net asset value of $1.00 per Share with respect to the Fund, the Company values the Fund's portfolio securities according to the amortized cost method of valuation. Under this method, securities are valued initially at cost on the date of purchase. Thereafter, absent unusual circumstances, the Fund assumes a constant proportionate amortization of any discount or premium until maturity of the security. Net asset value for the Fund is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of outstanding shares of the Fund.

                                MANAGEMENT

Board of Directors

      The Company is managed under the direction of the Board of Directors. The Statement of Additional Information contains the name and background information of each Director.

Investment Advisor

      The investment advisor of the Fund is Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009. The principal partners of the Advisor are Old MCM, Inc., Woodbridge Capital Management, Inc., Munder Group LLC, and WAM Holdings, Inc. ("WAM"). Woodbridge and WAM are indirect, wholly-owned subsidiaries of Comerica Incorporated. Mr. Lee P. Munder, the Advisor's chief executive officer, indirectly owns or controls a majority of the partnership interests in the Advisor. As of June 30, 1996, the Advisor and its affiliates had approximately $34 billion in assets under active management, of which $17 billion were invested in equity securities, $6 billion were invested in money market or other short-term instruments, and $11 billion were invested in other fixed income securities.

      Subject to the supervision of the Board of Directors, the Adviser provides overall investment management for the Fund, provides research and credit analysis, is responsible for all purchases and sales of portfolio securities, maintains books and records with respect to the Fund's securities transactions and provides periodic and special reports to the Board of Directors as requested.

      For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from the Fund, computed daily and payable monthly, at an annual rate of .35% of average daily net assets of the Fund.

      The Advisor may, from time to time, make payments to banks, broker-dealers or other financial institutions for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Advisors own resources and do not involve additional costs to the Fund or its shareholders.

Administrator, Custodian and Transfer Agent

      First Data Investor Services Group, Inc. ("First Data"), whose principal business address is 53 State Street, Boston, Massachusetts 02109 (the
"Administrator"), serves as administrator for the Fund. First Data is a wholly-owned subsidiary of First Data Corporation. The Administrator generally assists the Funds in all aspects of its administration and operations, including the maintenance of financial records and fund accounting.

      First Data also serves as the Funds' transfer agent and dividend disbursing agent ("Transfer Agent"). Shareholder inquiries may be directed to First Data at P.O. Box 5130, Westborough, Massachusetts 01581-5130.

      As compensation for these services, the Administrator and Transfer Agent are entitled to receive fees, based on the aggregate average daily net assets of the Fund and certain other investment portfolios that are advised by the Advisor and for which First Data provides services, computed daily and payable monthly at the rate of .12% of the first $2.8 billion of net assets, plus .105% of the next $2.2 billion of net assets, plus .10% of all net assets in excess of $5 billion with respect to the Administrator and .02% of the first $2.8 billion of net assets, plus .015% of the next $2.2 billion of net assets, plus .01% of all net assets in excess of $5 billion with respect to the Transfer Agent. Administration fees payable by the Fund and certain other investment portfolios advised by the Advisor are subject to a minimum annual fee of $1.2 million to be allocated among each series and class thereof. The Administrator and Transfer Agent are also entitled to reimbursement for out-of-pocket expenses. The Administrator has entered into a Sub-Administration Agreement with the Distributor under which the Distributor provides certain administrative services with respect to the Funds. The Administrator pays the Distributor a fee for these services out of its own resources at no cost to the Fund.

      Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, provides custodial services to the Funds. As compensation for its services, the Custodian is entitled to receive fees, based on the aggregate average daily net assets of the Fund and other funds of the Company, Munder Funds, Inc. and The Munder Funds Trust, computed daily and payable monthly at an annual rate of .03% of the first $100 million of average daily net assets, .02% of the next $500 million of net assets and .01% of net assets in excess of $600 million. The Custodian also receives certain transaction based fees. For an additional description of the services performed by the Administrator, Transfer Agent and Custodian, see the Statement of Additional Information.

Distribution Services Agreement

      The Fund has adopted a Distribution and Service Plan, pursuant to which the Fund uses its assets to finance activities relating to the distribution of its shares to investors and the provision of certain shareholder services (the "Plan"). Under the Plan, the Distributor is paid a service fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund. The Distributor is also paid a distribution fee at an annual rate of 0.10%, of the value of the average daily net assets of the Fund.

      Under the Plan, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Fund. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

      The Plan permits payments to be made by the Fund to the Distributor for expenditures incurred by it in connection with the distribution of Fund shares to investors and the provision of certain shareholder services, including but not limited to the payment of compensation, including incentive compensation, to Service Organizations to obtain various distribution related services for the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payments by the Fund of the cost of preparing, printing and distributing Fund prospectuses and statements of additional information to prospective investors and of implementing and operating the Plan. Distribution expenses also include an allocation of overhead of the Distributor and accruals for interest on the amount of distribution expenses incurred by the Distributor.

      The Distributor expects to pay or arrange for payment of sales commissions to dealers authorized to sell shares, all or a part of which may be paid at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement pursuant to the Plan. Because the payment of distribution and service fees with respect to shares of the Fund is subject to the 0.35% limitation described above and will therefore be spread over a number of years, it may take the Distributor a number of years to recoup sales commissions paid by it to dealers and other distribution and service related expenses from the payments received by it from the Fund pursuant to the Plan.

      The Plan may be terminated at any time. The Plan provides that amounts paid as prescribed by the Plan at any time may not cause the limitation on such payments established by the Plan to be exceeded. The amount of daily compensation payable to the Distributor with respect to each day will be accrued each day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual.

      Payments under the Plans are not tied exclusively to the distribution and/or shareholder service expenses actually incurred by the Distributor and the payments may exceed distribution and/or service expenses actually incurred. The Company's Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuous basis and in so doing will consider all relevant factors, including expenses incurred by the Distributor and the amount received under the Plan.

                                   TAXES

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income, but the Fund contemplates declaring as dividends 100% of its investment company taxable income. Generally, the Fund's investment company taxable income will be its taxable income (for example, its interest income and net short-term capital gains), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund will be taxed on its undistributed investment company taxable income, if any.

      The Fund does not expect to realize any net long-term capital gains and, therefore, does not currently foresee paying any "capital gain dividends," as described in the Code.

      Whether paid in cash or in the form of additional Shares, income dividends and capital gains distributions, if any, will generally be taxable to a shareholder to the extent of the shareholder's share of the Fund's earnings and profits as determined for tax purposes. Such dividends and distributions may also be subject to state and local taxes.

      Corporate  investors  should  note  that  dividends  from the  Fund's  net
investment  income  will  generally  not  qualify  for  the   dividends-received
deduction for corporations.

      Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

      The foregoing is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. No attempt has been made to present a detailed explanation of the Federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund are urged to consult their tax advisers with specific reference to their own tax situation.

      Shareholders will be advised at least annually as to the Federal Income Tax status of distributions made during the year. See the Statement of Additional Information for further information regarding taxes.

                           DESCRIPTION OF SHARES

      The Articles of Incorporation authorize the Board of Directors to issue 2 billion shares of common stock, $.001 par value per share, of the Company. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Pursuant to such authority, the Board of Directors has authorized the issuance of shares of common stock representing interests in the St. Clair Liquidity Plus Money Market Fund and the St.
Clair Institutional Index Equity Fund.

      Each Fund Share represents an equal proportionate interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Company's Board of Directors. The Company's shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held. Shareholders will vote in the aggregate and not by Portfolio, except where otherwise required by law or when the Board of Directors determines that the matter to be voted upon effects only the interests of the holders of a particular Portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate number of shares of the Fund may elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares would not be able to elect any person or persons to the Board of Directors.

      As used in this Prospectus, "a vote of a majority of the outstanding Shares" of the Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Fund, or (b) at least 67% of the Shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the Fund are represented in person or by proxy.

                                PERFORMANCE

      From time to time, in advertisements or reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.

      The Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 7-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. See "Yield" in the Statement of Additional Information.

      The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. The Fund's performance will fluctuate and is not necessarily representative of future results. Any fees charged by Institutional Investors to their customers in connection with investments in Fund Shares are not reflected in the Fund's performance, and such fees, if charged, will reduce the actual return received by customers on their investments.

      Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent auditors.

                            GENERAL INFORMATION

      In accordance with the Maryland General Corporation Law, the Company is not required to hold annual meetings of shareholders unless the 1940 Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding Shares of the Fund.

      The Company was organized as a Maryland corporation on May 23, 1984 under the name St. Clair Money Market Fund, Inc., which was changed to St. Clair Fixed Income Fund, Inc. on December 30, 1986, and to St. Clair Funds, Inc. on September 18, 1996.